UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 18, 2015

Stewardship Financial Corporation

(Exact name of registrant as specified in its charter)

New Jersey	22-3351447	1-33377
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

630 Godwin Avenue, Midland Park, NJ	07432
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (201) 444-7100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

Stewardship Financial Corporation (the “Corporation”) held its Annual Meeting of Shareholders (the “Annual Meeting”) on May 18, 2015. A total of 4,639,734 shares of the Corporation’s common stock entitled to vote were present or represented by proxy at the Annual Meeting constituting a quorum for the transaction of business. The Corporation’s shareholders considered the proposals set forth in the Corporation’s Proxy Statement and took the following actions with respect thereto:

Proposal 1: Election of Directors. The shareholders considered the nominees for election named in the Corporation’s Proxy Statement and elected each Wayne Aoki, Robert Turner, William J. Vander Eems and Paul Van Ostenbridge for three-year terms expiring in 2018. The following are the results of the voting:

Name	For	Withheld	Broker Non-Votes	Uncast
Wayne Aoki	2,660,536	434,458	1,520,835	23,905
Robert Turner	2,627,847	467,147	1,520,835	23,905
William J. Vander Eems	2,717,922	377,072	1,520,835	23,905
Paul Van Ostenbridge	3,026,069	68,925	1,520,835	23,905

Proposal 2: Non-Binding Advisory Vote on Executive Compensation. The shareholders considered a non-binding advisory proposal in the form of a resolution approving the overall executive compensation of the Corporation’s executive officers as described in the Corporation’s Proxy Statement and adopted such resolution. The following are the results of the voting:

Number of Votes
For	2,891,683
Against	180,520
Abstained	41,796
Broker Non-Votes	1,520,835
Uncast	4,900

Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm. The shareholders considered a proposal to ratify the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2015 and ratified such appointment. The following are the results of the voting:

Number of Votes
For	4,597,220
Against	20,902
Abstained	16,712
Uncast	4,900

Item 8.01. Other Events

On May 20, 2015, Stewardship Financial Corporation issued a press release announcing a the election of Richard W. Culp as Chairman and Howard R. Yeaton as Vice Chairman of the Board of Directors. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d)	The following exhibit is furnished pursuant to Item 8.01.

Exhibit No.	Description

Exhibit 99.1	Press Release dated May 20, 2015

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stewardship Financial Corporation

Date: May 21, 2015	/s/ Claire M. Chadwick
Claire M. Chadwick
Executive Vice President and
Chief Financial Officer